UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 1, 2026, SINTX Technologies, Inc. (the “Company”) issued a press release announcing preliminary, unaudited revenue for the fiscal quarter ended September 30, 2026 and providing an update regarding the Company’s previously announced revenue guidance. The Company reported preliminary, unaudited revenue of approximately $2.2 million for the quarter ended September 30, 2026, of which approximately $2.1 million was derived from product sales.

The preliminary financial information described above is based on information currently available to management and remains subject to completion of the Company’s quarter-end financial close and review procedures.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As described in the press release furnished as Exhibit 99.1, based on the preliminary quarterly revenue described under Item 2.02 above, the Company intends to deliver a Call Notice to the holders of its outstanding Class B Common Stock Purchase Warrants (the “Class B Warrants”) pursuant to the terms of the Class B Warrants.

The Class B Warrants provide the Company with the right to call for exercise all or a portion of the outstanding Class B Warrants upon the Company reporting Quarterly Revenue, as defined in the Class B Warrants, of at least $2.0 million for a fiscal quarter in a qualifying Revenue Evidence Filing. The Company has determined that approximately $2.1 million of its revenue for the quarter ended September 30, 2026 constitutes Quarterly Revenue for purposes of the Class B Warrants.

The press release also includes information regarding the Company’s fourth-quarter 2026 revenue outlook and certain business and operational developments.

The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	October 1, 2026	By:	/s/ Eric K. Olson
Eric K. Olson
Chief Executive Officer